                                                                    EXHIBIT 23.2

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS




      We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1995 SeaMED Corporation Stock Option and Incentive Plan of our report dated August 6, 1996, with respect to the financial statements and schedule of SeaMED Corporation included in its Registration Statement, as amended (Form S-1 No. 333-13455) filed with the Securities and Exchange Commission on November 18, 1996.


Seattle, Washington                                   ERNST & YOUNG LLP
July 22, 1997